Exhibit 4.1

ONE HUNDRED FIFTY-SEVENTH SUPPLEMENTAL INDENTURE

Providing among other things for

FIRST MORTGAGE BONDS,

$450,000,000 4.900% Series due 2031

$450,000,000 6.100% Series due 2056

Dated as of August 4, 2026

CONSUMERS ENERGY COMPANY

TO

THE BANK OF NEW YORK MELLON,

TRUSTEE

Counterpart 1 of 49

THIS ONE HUNDRED FIFTY-SEVENTH SUPPLEMENTAL INDENTURE, dated as of August 4, 2026 (herein sometimes referred to as “this Supplemental Indenture”), made and entered into by and between CONSUMERS ENERGY COMPANY, a corporation organized and existing under the laws of the State of Michigan, with its principal executive office and place of business at One Energy Plaza, in Jackson, Jackson County, Michigan 49201, formerly known as Consumers Power Company (hereinafter sometimes referred to as the “Company”), and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), a New York banking corporation, with its corporate trust offices at 240 Greenwich Street, New York, New York 10286 (hereinafter sometimes referred to as the “Trustee”), as Trustee under the Indenture dated as of September 1, 1945 between Consumers Power Company, a Maine corporation (hereinafter sometimes referred to as the “Maine corporation”), and City Bank Farmers Trust Company (Citibank, N.A., successor, hereinafter sometimes referred to as the “Predecessor Trustee”), securing bonds issued and to be issued as provided therein (hereinafter sometimes referred to as the “Indenture”),

WHEREAS, at the close of business on January 30, 1959, City Bank Farmers Trust Company was converted into a national banking association under the title “First National City Trust Company”; and

WHEREAS, at the close of business on January 15, 1963, First National City Trust Company was merged into First National City Bank; and

WHEREAS, at the close of business on October 31, 1968, First National City Bank was merged into The City Bank of New York, National Association, the name of which was thereupon changed to First National City Bank; and

WHEREAS, effective March 1, 1976, the name of First National City Bank was changed to Citibank, N.A.; and

WHEREAS, effective July 16, 1984, Manufacturers Hanover Trust Company succeeded Citibank, N.A. as Trustee under the Indenture; and

WHEREAS, effective June 19, 1992, Chemical Bank succeeded by merger to Manufacturers Hanover Trust Company as Trustee under the Indenture; and

WHEREAS, effective July 15, 1996, The Chase Manhattan Bank (National Association) merged with and into Chemical Bank which thereafter was renamed The Chase Manhattan Bank; and

WHEREAS, effective November 11, 2001, The Chase Manhattan Bank merged with Morgan Guaranty Trust Company of New York and the surviving corporation was renamed JPMorgan Chase Bank; and

WHEREAS, effective November 13, 2004, the name of JPMorgan Chase Bank was changed to JPMorgan Chase Bank, N.A.; and

WHEREAS, effective April 7, 2006, The Bank of New York succeeded JPMorgan Chase Bank, N.A. as Trustee under the Indenture; and

WHEREAS, effective July 1, 2008, the name of The Bank of New York was changed to The Bank of New York Mellon; and

WHEREAS, the Indenture was executed and delivered for the purpose of securing such bonds as may from time to time be issued under and in accordance with the terms of the Indenture, the aggregate principal amount of bonds to be secured thereby being limited to $22,000,000,000 at any one time outstanding (except as provided in Section 2.01 of the Indenture), and the Indenture describes and sets forth the property conveyed thereby and is filed in the Office of the Secretary of State of the State of Michigan and is of record in the Office of the Register of Deeds of each county in the State of Michigan in which this Supplemental Indenture is to be recorded; and

WHEREAS, the Indenture has been supplemented and amended by various indentures supplemental thereto, each of which is filed in the Office of the Secretary of State of the State of Michigan and is of record in the Office of the Register of Deeds of each county in the State of Michigan in which this Supplemental Indenture is to be recorded; and

WHEREAS, the Company and the Maine corporation entered into an Agreement of Merger and Consolidation, dated as of February 14, 1968, which provided for the Maine corporation to merge into the Company; and

WHEREAS, the effective date of such Agreement of Merger and Consolidation was June 6, 1968, upon which date the Maine corporation was merged into the Company and the name of the Company was changed from “Consumers Power Company of Michigan” to “Consumers Power Company”; and

WHEREAS, the Company and the Predecessor Trustee entered into a Sixteenth Supplemental Indenture, dated as of June 4, 1968, which provided, among other things, for the assumption of the Indenture by the Company; and

WHEREAS, said Sixteenth Supplemental Indenture became effective on the effective date of such Agreement of Merger and Consolidation; and

WHEREAS, the Company has succeeded to and has been substituted for the Maine corporation under the Indenture with the same effect as if it had been named therein as the mortgagor corporation; and

WHEREAS, effective March 11, 1997, the name of Consumers Power Company was changed to Consumers Energy Company; and

WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 4.900% Series due 2031, which bonds shall also bear the descriptive title “First Mortgage Bonds” (hereinafter provided for and hereinafter sometimes referred to as the “2031 Bonds”), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature on August 15, 2031; and

WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 6.100% Series due 2056, which bonds shall also bear the descriptive title “First Mortgage Bonds” (hereinafter provided for and hereinafter sometimes referred to as the “2056 Bonds”), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature on August 15, 2056; and

WHEREAS, the Company and BofA Securities, Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., MUFG Securities Americas Inc., Scotia Capital (USA) Inc., and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (the “Underwriters”), have entered into an Underwriting Agreement dated July 30, 2026, pursuant to which the Company agreed to sell and the Underwriters agreed to buy $450,000,000 in aggregate principal amount of 2031 Bonds and $450,000,000 in aggregate principal amount of 2056 Bonds (such 2031 Bonds and 2056 Bonds, collectively, the “Bonds”); and

WHEREAS, the registered bonds without coupons of the 2031 Bonds and the Trustee’s Authentication Certificate thereon, and the registered bonds without coupons of the 2056 Bonds and the Trustee’s Authentication Certificate thereon, are to be substantially in the following forms, respectively, to wit:

{FORM OF REGISTERED BOND OF THE 2031 BONDS}

THIS BOND IS A GLOBAL BOND REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BONDS REPRESENTED HEREBY, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), A NEW YORK CORPORATION (THE “DEPOSITARY”), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND

4.900% SERIES DUE 2031

CUSIP: 210518EB8	$

ISIN: US210518EB86

No.:

CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                                     Dollars ($                                         ) on August 15, 2031 (the “2031 Stated Maturity”), and to pay to the registered holder hereof interest on said sum from and including the latest semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from and including the date hereof, or unless the date hereof is prior to February 15, 2027, in which case from and including August 4, 2026 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from and including such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from and including the next preceding semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series, or if such interest payment date is February 15, 2027, from and including August 4, 2026), in each case to but excluding the next succeeding interest payment date or the date of maturity, as the case may be, at the rate per annum, until the principal hereof is paid or duly made available for payment, specified in the title of this bond, payable on February 15 and August 15 in each year. The provisions of this bond are continued below and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee (as defined below) or its successor in trust under the Indenture (as defined below) of the certificate hereon.

IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

CONSUMERS ENERGY COMPANY
Dated:
By:
Printed:
Title:

Attest:

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, Trustee

By:
Authorized Signatory

CONSUMERS ENERGY COMPANY

FIRST MORTGAGE BOND

4.900% SERIES DUE 2031

The interest payable on any February 15 or August 15 (referred to as an “interest payment date”) will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at 5:00 p.m., New York City time, on the record date, which shall be (i) the Business Day immediately preceding the relevant interest payment date so long as all of the 2031 Bonds (as defined below) remain in book-entry only form or (ii) the fifteenth calendar day immediately preceding the relevant interest payment date (whether or not a Business Day) if any of the 2031 Bonds do not remain in book-entry only form (in either case, referred to as a “record date”), except that interest payable at the 2031 Stated Maturity shall be paid to the person to whom the principal amount is paid. The initial interest payment date will be February 15, 2027. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

This bond is one of the bonds of a series designated as First Mortgage Bonds, 4.900% Series due 2031 (sometimes herein referred to as the “2031 Bonds” or the “Bonds”) issued under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Bank of New York Mellon, successor) (hereinafter sometimes referred to as the “Trustee”), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

Prior to June 15, 2031 (the “2031 Par Call Date”), the Company may redeem the 2031 Bonds at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the 2031 Bonds to be redeemed discounted to the redemption date (assuming the 2031 Bonds to be redeemed matured on the 2031 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 10 basis points, less (b) interest accrued to the redemption date; and

(2) 100% of the principal amount of the 2031 Bonds to be redeemed,

plus, in either case, accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

On or after the 2031 Par Call Date, the Company may redeem the 2031 Bonds at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2031 Bonds to be redeemed, plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 2031 Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than the Remaining Life and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the 2031 Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 2031 Par Call Date, as applicable. If there is no United States Treasury security maturing on the 2031 Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 2031 Par Call Date, one with a maturity date preceding the 2031 Par Call Date and one with a maturity date following the 2031 Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the 2031 Par Call Date. If there are two or more United States Treasury securities maturing on the 2031 Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

“Business Day” means any day, other than a Saturday or Sunday, on which banks generally are open in New York, New York for the conduct of substantially all of their commercial lending activities and on which interbank wire transfers can be made on the Fedwire system.

If less than all of the 2031 Bonds are to be redeemed and (i) the 2031 Bonds are in global form, the interests in the 2031 Bonds to be redeemed shall be selected for redemption by The Depository Trust Company in accordance with The Depository Trust Company’s standard procedures therefor, or (ii) the 2031 Bonds are in definitive form, the 2031 Bonds to be redeemed shall be selected by lot. No 2031 Bonds of a principal amount of $2,000 or less will be redeemed in part. If any 2031 Bond is to be redeemed in part only, the notice of redemption that relates to the 2031 Bond will state the portion of the principal amount of the 2031 Bond to be redeemed. A new 2031 Bond in a principal amount equal to the unredeemed portion of the 2031 Bond will be issued in the name of the holder of the 2031 Bond upon surrender for cancellation of the original 2031 Bond. For so long as the 2031 Bonds are held by The Depository Trust Company (or another depositary), the redemption of the 2031 Bonds shall be done in accordance with the policies and procedures of The Depository Trust Company.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2031 Bonds or portions thereof called for redemption.

If a Tax Credit Event (as defined below) occurs, the Company may redeem the 2031 Bonds, at its option, in whole but not in part, at a redemption price equal to 101% of the principal amount of the 2031 Bonds, plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date. A notice of redemption of the 2031 Bonds upon the occurrence of a Tax Credit Event (i) may only be sent by the later of (a) the end of the calendar year in which the 2031 Bonds were issued and (b) six months from the date of issuance of the 2031 Bonds and (ii) shall be accompanied by a certificate from an officer of the Company stating that a Tax Credit Event has occurred.

The consummation of a redemption upon a Tax Credit Event may be subject to the Trustee’s receipt of the required redemption moneys on or before the redemption date (and in such case no such redemption shall occur unless such moneys have been received by the Trustee on or before such date).

A “Tax Credit Event” occurs with respect to the 2031 Bonds if, in the Company’s reasonable determination, there exists a material risk, due to the 2031 Bonds (considered together with other debt) having been issued, as part of an original issuance, to one or more “specified foreign entities”, as defined in Section 7701(a)(51)(B) of the Internal Revenue Code of 1986, as amended (the “Code”), that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with The Depository Trust Company’s procedures) at least 10 days but not more than 60 days before the redemption date to the Trustee and each holder of 2031 Bonds to be redeemed.

This bond is not redeemable by the operation of the maintenance and replacement provisions of the Indenture or with the proceeds of released property or in any other manner except as set forth above.

In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture.

The Company reserves the right, without any consent, vote or other action by holders of the 2031 Bonds or any other series created after the Sixty-eighth Supplemental Indenture, to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

{END OF FORM OF REGISTERED BOND OF THE 2031 BONDS}

{FORM OF REGISTERED BOND OF THE 2056 BONDS}

THIS BOND IS A GLOBAL BOND REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BONDS REPRESENTED HEREBY, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), A NEW YORK CORPORATION (THE “DEPOSITARY”), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND

6.100% SERIES DUE 2056

CUSIP: 210518EC6	$

ISIN: US210518EC69

No.:

CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                                           Dollars ($                                          ) on August 15, 2056 (the “2056 Stated Maturity”), and to pay to the registered holder hereof interest on said sum from and including the latest semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from and including the date hereof, or unless the date hereof is prior to February 15, 2027, in which case from and including August 4, 2026 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from and including such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from and including the next preceding semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series, or if such interest payment date is February 15, 2027, from and including August 4, 2026), in each case to but excluding the next succeeding interest payment date or the date of maturity, as the case may be, at the rate per annum, until the principal hereof is paid or duly made available for payment, specified in the title of this bond, payable on February 15 and August 15 in each year. The provisions of this bond are continued below and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee (as defined below) or its successor in trust under the Indenture (as defined below) of the certificate hereon.

IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

CONSUMERS ENERGY COMPANY
Dated:
By:
Printed:
Title:

Attest:

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, Trustee

By:
Authorized Signatory

CONSUMERS ENERGY COMPANY

FIRST MORTGAGE BOND

6.100% SERIES DUE 2056

The interest payable on any February 15 or August 15 (referred to as an “interest payment date”) will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at 5:00 p.m., New York City time, on the record date, which shall be (i) the Business Day immediately preceding the relevant interest payment date so long as all of the 2056 Bonds (as defined below) remain in book-entry only form or (ii) the fifteenth calendar day immediately preceding the relevant interest payment date (whether or not a Business Day) if any of the 2056 Bonds do not remain in book-entry only form (in either case, referred to as a “record date”), except that interest payable at the 2056 Stated Maturity shall be paid to the person to whom the principal amount is paid. The initial interest payment date will be February 15, 2027. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

This bond is one of the bonds of a series designated as First Mortgage Bonds, 6.100% Series due 2056 (sometimes herein referred to as the “2056 Bonds” or the “Bonds”) issued under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Bank of New York Mellon, successor) (hereinafter sometimes referred to as the “Trustee”), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

Prior to February 15, 2056 (the “2056 Par Call Date”), the Company may redeem the 2056 Bonds at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the 2056 Bonds to be redeemed discounted to the redemption date (assuming the 2056 Bonds to be redeemed matured on the 2056 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 15 basis points, less (b) interest accrued to the redemption date; and

(2) 100% of the principal amount of the 2056 Bonds to be redeemed,

plus, in either case, accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

On or after the 2056 Par Call Date, the Company may redeem the 2056 Bonds at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2056 Bonds to be redeemed, plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 2056 Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than the Remaining Life and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the 2056 Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 2056 Par Call Date, as applicable. If there is no United States Treasury security maturing on the 2056 Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 2056 Par Call Date, one with a maturity date preceding the 2056 Par Call Date and one with a maturity date following the 2056 Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the 2056 Par Call Date. If there are two or more United States Treasury securities maturing on the 2056 Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

“Business Day” means any day, other than a Saturday or Sunday, on which banks generally are open in New York, New York for the conduct of substantially all of their commercial lending activities and on which interbank wire transfers can be made on the Fedwire system.

If less than all of the 2056 Bonds are to be redeemed and (i) the 2056 Bonds are in global form, the interests in the 2056 Bonds to be redeemed shall be selected for redemption by The Depository Trust Company in accordance with The Depository Trust Company’s standard procedures therefor, or (ii) the 2056 Bonds are in definitive form, the 2056 Bonds to be redeemed shall be selected by lot. No 2056 Bonds of a principal amount of $2,000 or less will be redeemed in part. If any 2056 Bond is to be redeemed in part only, the notice of redemption that relates to the 2056 Bond will state the portion of the principal amount of the 2056 Bond to be redeemed. A new 2056 Bond in a principal amount equal to the unredeemed portion of the 2056 Bond will be issued in the name of the holder of the 2056 Bond upon surrender for cancellation of the original 2056 Bond. For so long as the 2056 Bonds are held by The Depository Trust Company (or another depositary), the redemption of the 2056 Bonds shall be done in accordance with the policies and procedures of The Depository Trust Company.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2056 Bonds or portions thereof called for redemption.

If a Tax Credit Event (as defined below) occurs, the Company may redeem the 2056 Bonds, at its option, in whole but not in part, at a redemption price equal to 101% of the principal amount of the 2056 Bonds, plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date. A notice of redemption of the 2056 Bonds upon the occurrence of a Tax Credit Event (i) may only be sent by the later of (a) the end of the calendar year in which the 2056 Bonds were issued and (b) six months from the date of issuance of the 2056 Bonds and (ii) shall be accompanied by a certificate from an officer of the Company stating that a Tax Credit Event has occurred.

The consummation of a redemption upon a Tax Credit Event may be subject to the Trustee’s receipt of the required redemption moneys on or before the redemption date (and in such case no such redemption shall occur unless such moneys have been received by the Trustee on or before such date).

A “Tax Credit Event” occurs with respect to the 2056 Bonds if, in the Company’s reasonable determination, there exists a material risk, due to the 2056 Bonds (considered together with other debt) having been issued, as part of an original issuance, to one or more “specified foreign entities”, as defined in Section 7701(a)(51)(B) of the Internal Revenue Code of 1986, as amended (the “Code”), that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with The Depository Trust Company’s procedures) at least 10 days but not more than 60 days before the redemption date to the Trustee and each holder of 2056 Bonds to be redeemed.

This bond is not redeemable by the operation of the maintenance and replacement provisions of the Indenture or with the proceeds of released property or in any other manner except as set forth above.

In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture.

The Company reserves the right, without any consent, vote or other action by holders of the 2056 Bonds or any other series created after the Sixty-eighth Supplemental Indenture, to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

{END OF FORM OF REGISTERED BOND OF THE 2056 BONDS}

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AND WHEREAS, all acts and things necessary to make the Bonds, when duly executed by the Company and authenticated by the Trustee or its agent and issued as prescribed in the Indenture, as heretofore supplemented and amended, and this Supplemental Indenture, the valid, binding and legal obligations of the Company, and to constitute the Indenture, as supplemented and amended as aforesaid, as well as by this Supplemental Indenture, a valid, binding and legal instrument for the security thereof, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture and the creation, execution and issuance of bonds subject to the terms hereof and of the Indenture, as so supplemented and amended, have in all respects been duly authorized;

NOW, THEREFORE, in consideration of the premises, of the acceptance and purchase by the holders thereof of the bonds issued and to be issued under the Indenture, as supplemented and amended as above set forth, duly paid by the Trustee to the Company, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, and for the purpose of securing the due and punctual payment of the principal of and premium, if any, and interest on all bonds now outstanding under the Indenture and the $450,000,000 principal amount of the 2031 Bonds and the $450,000,000 principal amount of the 2056 Bonds, and all other bonds which shall be issued under the Indenture, as supplemented and amended from time to time, and for the purpose of securing the faithful performance and observance of all covenants and conditions therein, and in any indenture supplemental thereto, set forth, the Company has given, granted, bargained, sold, released, transferred, assigned, hypothecated, pledged, mortgaged, confirmed, set over, warranted, alienated and conveyed and by these presents does give, grant, bargain, sell, release, transfer, assign, hypothecate, pledge, mortgage, confirm, set over, warrant, alienate and convey unto The Bank of New York Mellon, as Trustee, as provided in the Indenture, and its successor or successors in the trust thereby and hereby created and to its or their assigns forever, all the right, title and interest of the Company in and to all the property, described in Section 13 hereof, together (subject to the provisions of Article X of the Indenture) with the tolls, rents, revenues, issues, earnings, income, products and profits thereof, excepting, however, the property, interests and rights specifically excepted from the lien of the Indenture as set forth in the Indenture;

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the premises, property, franchises and rights, or any thereof, referred to in the foregoing granting clause, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid premises, property, franchises and rights and every part and parcel thereof;

SUBJECT, HOWEVER, with respect to such premises, property, franchises and rights, to excepted encumbrances as said term is defined in Section 1.02 of the Indenture, and subject also to all defects and limitations of title and to all encumbrances existing at the time of acquisition.

TO HAVE AND TO HOLD all said premises, property, franchises and rights hereby conveyed, assigned, pledged or mortgaged, or intended so to be, unto the Trustee, its successor or successors in trust and their assigns forever;

BUT IN TRUST, NEVERTHELESS, with power of sale for the equal and proportionate benefit and security of the holders of all bonds now or hereafter authenticated and delivered under and secured by the Indenture and interest coupons appurtenant thereto, pursuant to the provisions of the Indenture and of any supplemental indenture, and for the enforcement of the payment of said bonds and coupons when payable and the performance of and compliance with the covenants and conditions of the Indenture and of any supplemental indenture, without any preference, distinction or priority as to lien or otherwise of any bond or bonds over others by reason of the difference in time of the actual authentication, delivery, issue, sale or negotiation thereof or for any other reason whatsoever, except as otherwise expressly provided in the Indenture; and so that each and every bond now or hereafter authenticated and delivered thereunder shall have the same lien, and so that the principal of and premium, if any, and interest on every such bond shall, subject to the terms thereof, be equally and proportionately secured, as if it had been made, executed, authenticated, delivered, sold and negotiated simultaneously with the execution and delivery thereof;

AND IT IS EXPRESSLY DECLARED by the Company that all bonds authenticated and delivered under and secured by the Indenture, as supplemented and amended as above set forth, are to be issued, authenticated and delivered, and all said premises, property, franchises and rights hereby and by the Indenture and indentures supplemental thereto conveyed, assigned, pledged or mortgaged, or intended so to be, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes expressed in the Indenture, as supplemented and amended as above set forth, and the parties hereto mutually agree as follows:

SECTION 1. There is hereby created one series of bonds (the “2031 Bonds”) designated as hereinabove provided, which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof shall be substantially as hereinbefore set forth. The 2031 Bonds shall be issued in the aggregate principal amount of $450,000,000, shall mature on August 15, 2031 and shall be issued only as registered bonds without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. The serial numbers of the 2031 Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2031 Bonds shall bear interest at the rate per annum, until the principal thereof is paid or duly made available for payment, specified in the title thereto, payable semi-annually in arrears on February 15 and August 15 in each year, commencing February 15, 2027. Interest on the Bonds will be computed on the basis of a 360-day year consisting of twelve 30-day months. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose. Additional 2031 Bonds, without limitation as to amount (except as provided in the Indenture), and without the consent of the holders of the then outstanding 2031 Bonds, but with the same terms as such outstanding 2031 Bonds (except the issue price and the issue date and, if applicable, the initial interest accrual date and the initial interest payment date), may be authenticated and delivered in the manner provided in the Indenture, and any such additional 2031 Bonds would constitute a single series with such outstanding 2031 Bonds.

SECTION 2. There is hereby created one series of bonds (the “2056 Bonds”) designated as hereinabove provided, which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof shall be substantially as hereinbefore set forth. The 2056 Bonds shall be issued in the aggregate principal amount of $450,000,000, shall mature on August 15, 2056 and shall be issued only as registered bonds without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. The serial numbers of the 2056 Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2056 Bonds shall bear interest at the rate per annum, until the principal thereof is paid or duly made available for payment, specified in the title thereto, payable semi-annually in arrears on February 15 and August 15 in each year, commencing February 15, 2027. Interest on the Bonds will be computed on the basis of a 360-day year consisting of twelve 30-day months. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose. Additional 2056 Bonds, without limitation as to amount (except as provided in the Indenture), and without the consent of the holders of the then outstanding 2056 Bonds, but with the same terms as such outstanding 2056 Bonds (except the issue price and the issue date and, if applicable, the initial interest accrual date and the initial interest payment date), may be authenticated and delivered in the manner provided in the Indenture, and any such additional 2056 Bonds would constitute a single series with such outstanding 2056 Bonds.

SECTION 3.

SECTION 3.01. Forms of Bonds.

The 2031 Bonds and the 2056 Bonds shall each be issued initially in the form of one or more permanent global bonds in definitive, fully registered form without interest coupons with the global securities legend appearing in the form of 2031 Bond and in the form of 2056 Bond hereinbefore set forth endorsed thereon (each, a “Global Bond”), which shall be deposited on behalf of the respective purchasers of each of the Bonds represented thereby with the Trustee, at its corporate trust office, as securities custodian (or with such other securities custodian as the Depository (as defined below) may direct), and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Bonds may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided. The depository for the Global Bonds shall be The Depository Trust Company, a New York corporation, or its duly appointed successor (the “Depository”). This Section 3.01 shall apply only to a Global Bond deposited with or on behalf of the Depository.

The Company shall execute and the Trustee shall, in the case of each of the 2031 Bonds and the 2056 Bonds in accordance with this Section 3.01, authenticate and deliver initially one or more Global Bonds for the 2031 Bonds and for the 2056 Bonds, each of which (a) shall be registered in the name of the Depository or the nominee of the Depository and (b) shall be delivered by the Trustee to the Depository or pursuant to the Depository’s instructions or held by the Trustee as securities custodian.

Members of, or participants in, the Depository (“Agent Members”) shall have no rights under this Supplemental Indenture with respect to any Global Bond held on their behalf by the Depository or by the Trustee as the securities custodian or under such Global Bond, and the Company, the Trustee and any agent of the Company or the Trustee shall be entitled to treat the Depository as the absolute owner of such Global Bond for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Bond.

Except as provided in this Section 3.01, Section 3.02 or Section 3.03, owners of beneficial interests in Global Bonds shall not be entitled to receive physical delivery of certificated Bonds.

SECTION 3.02. Transfer and Exchange.

(a)            Transfer and Exchange of Global Bonds.

(i)            The transfer and exchange of Global Bonds or beneficial interests therein shall be effected through the Depository, in accordance with this Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor.

(ii)           Notwithstanding any other provision of this Supplemental Indenture (other than the provisions set forth in Section 3.03), a Global Bond may not be transferred as a whole or in part except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(b)            Cancellation or Adjustment of Global Bond. At such time as all beneficial interests in a Global Bond have either been exchanged for certificated Bonds, redeemed, purchased or canceled, such Global Bond shall be canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Bond is exchanged for certificated Bonds, redeemed, purchased or canceled, the principal amount of Bonds represented by such Global Bond shall be reduced and an adjustment shall be made on the books and records of the securities custodian with respect to such Global Bond.

(c)            Obligations with Respect to Transfers and Exchanges of Bonds.

(i)            To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate certificated Bonds and Global Bonds at the security registrar’s request.

(ii)           No service charge shall be made for registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments or similar governmental charge payable in connection therewith.

(iii)          Prior to the due presentation for registration of transfer of any Bond, the Company, the Trustee, the paying agent or the security registrar may deem and treat the person in whose name a Bond is registered as the absolute owner of such Bond for the purpose of receiving payment of principal of and premium, if any, and (subject to the record date provisions of the Bonds) interest on such Bond and for all other purposes whatsoever, whether or not such Bond is overdue, and none of the Company, the Trustee, the paying agent or the security registrar shall be affected by notice to the contrary.

(iv)          All Bonds issued upon any transfer or exchange pursuant to the terms of the Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Bonds surrendered upon such transfer or exchange.

(d)            No Obligation of Trustee.

(i)            The Trustee (whether in its capacity as Trustee or otherwise) shall have no responsibility or obligation to any beneficial owner of a Global Bond, Agent Member or other person with respect to the accuracy of the records of the Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Bonds or with respect to the delivery to any Agent Member, beneficial owner or other person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Bonds. All notices and communications to be given to the holders and all payments to be made to holders under the Bonds shall be given or made only to or upon the order of the registered holders (which shall be the Depository or its nominee in the case of a Global Bond). The rights of beneficial owners in any Global Bond shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Agent Members and any beneficial owners.

(ii)            The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Bond (including any transfers between or among Agent Members or beneficial owners in any Global Bond) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture.

SECTION 3.03. Certificated Bonds.

(a)            A Global Bond deposited with the Depository or with the Trustee as securities custodian pursuant to Section 3.01 shall be transferred to the beneficial owners thereof in the form of certificated Bonds of the same series in an aggregate principal amount equal to the principal amount of such Global Bond, in exchange for such Global Bond, only if such transfer complies with and is permitted by this Section 3.03 and complies with the conditions set forth in Article II of the Indenture.

(b)            Any Global Bond that is transferable to the beneficial owners thereof pursuant to this Section 3.03 shall be surrendered by the Depository to the Trustee at its corporate trust office to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Bond, an equal aggregate principal amount of certificated Bonds of authorized denominations and of the same series. Any portion of a Global Bond transferred pursuant to this Section 3.03 shall be executed, authenticated and delivered only in denominations of $2,000 principal amount and any integral multiple of $1,000 in excess thereof and registered in such names as the Depository shall direct.

(c)            Subject to the provisions of Section 3.03(b), the registered holder of a Global Bond shall be entitled to grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which such holder is entitled to take under the Indenture or the Bonds.

(d)            If the Depository at any time is unwilling or unable to continue as a depository, defaults in the performance of its duties as depository or ceases to be a clearing agency registered under the Securities Exchange Act of 1934 or other applicable statute or regulation, and a successor depository is not appointed by the Company within 90 days, the Company will issue Bonds in definitive form and of the same series in exchange for the global securities relating to the Bonds. In addition, the Company may at any time and in its sole discretion and subject to the Depository’s procedures determine not to have the Bonds of a series or portions of the Bonds of such series represented by one or more global securities and, in that event, will issue individual Bonds of the same series in exchange for the global security or securities representing such Bonds. Further, if the Company so specifies with respect to the Bonds of a series, an owner of a beneficial interest in a global security representing the Bonds of such series may, on terms acceptable to the Company and the depositary for the global security, receive individual Bonds of such series in exchange for the beneficial interest. In any such instance, an owner of a beneficial interest in a global security will be entitled to physical delivery in definitive form of Bonds of such series represented by the global security equal in principal amount to the beneficial interest, and to have the Bonds of such series registered in its name. Bonds so issued in definitive form will be issued as registered Bonds in denominations of $2,000 and integral multiples of $1,000.

SECTION 4. Prior to June 15, 2031, in the case of the 2031 Bonds (the “2031 Bonds Par Call Date”), and February 15, 2056, in the case of the 2056 Bonds (the “2056 Bonds Par Call Date” and, together with the 2031 Bonds Par Call Date, the “Par Call Dates”, and each, a “Par Call Date”), the Company may redeem the Bonds of each series at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds of such series to be redeemed discounted to the redemption date (assuming the Bonds of such series to be redeemed matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 10 basis points in the case of any redemption of the 2031 Bonds and 15 basis points in the case of any redemption of the 2056 Bonds, less (b) interest accrued to the redemption date; and

(2) 100% of the principal amount of the Bonds of such series to be redeemed, plus, in either case, accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

On or after the applicable Par Call Date, the Company may redeem the Bonds of each series at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Bonds of such series to be redeemed, plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than the Remaining Life and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from such Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

If less than all of the Bonds of a series are to be redeemed and (i) the Bonds of such series are in global form, the interests in the Bonds of such series to be redeemed shall be selected for redemption by The Depository Trust Company in accordance with The Depository Trust Company’s standard procedures therefor, or (ii) the Bonds of such series are in definitive form, the Bonds of such series to be redeemed shall be selected by lot. No Bonds of a principal amount of $2,000 or less will be redeemed in part. If any Bond is to be redeemed in part only, the notice of redemption that relates to the Bond will state the portion of the principal amount of the Bond to be redeemed. A new Bond in a principal amount equal to the unredeemed portion of the Bond will be issued in the name of the holder of the Bond upon surrender for cancellation of the original Bond. For so long as the Bonds are held by The Depository Trust Company (or another depositary), the redemption of the Bonds shall be done in accordance with the policies and procedures of The Depository Trust Company.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the series of Bonds or portions thereof called for redemption.

If a Tax Credit Event (as defined below) occurs, the Company may redeem the Bonds of either series, at its option, in whole but not in part, at a redemption price equal to 101% of the principal amount of the Bonds of such series, plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date. A notice of redemption of a series of Bonds, upon the occurrence of a Tax Credit Event (i) may only be sent by the later of (a) the end of the calendar year in which such Bonds were issued and (b) six months from the date of issuance of such Bonds and (ii) shall be accompanied by a certificate from an officer of the Company stating that a Tax Credit Event has occurred.

The consummation of a redemption upon a Tax Credit Event may be subject to the Trustee’s receipt of the required redemption moneys on or before the redemption date (and in such case no such redemption shall occur unless such moneys have been received by the Trustee on or before such date).

A “Tax Credit Event” occurs with respect to a series of Bonds if, in the Company’s reasonable determination, there exists a material risk, due to such Bonds (considered together with other debt) having been issued, as part of an original issuance, to one or more “specified foreign entities”, as defined in Section 7701(a)(51)(B) of the Internal Revenue Code of 1986, as amended (the “Code”), that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with The Depository Trust Company’s procedures) at least 10 days but not more than 60 days before the redemption date to the Trustee and each holder of Bonds of a series to be redeemed.

In connection with any redemption of the Bonds prior to the applicable Par Call Date, the Company shall give the Trustee notice of the redemption price promptly after the calculation thereof and the Trustee shall not be responsible for such calculation.

SECTION 5. The Bonds are not redeemable by the operation of the maintenance and replacement provisions of the Indenture or with the proceeds of released property or in any other manner except as set forth in Section 4 hereof.

SECTION 6. The Company reserves the right, without any consent, vote or other action by the holders of the Bonds or of any subsequent series of bonds issued under the Indenture, to make such amendments to the Indenture, as supplemented, as shall be necessary in order to amend Section 17.02 to read as follows:

SECTION 17.02. With the consent of the holders of not less than a majority in principal amount of the bonds at the time outstanding or their attorneys-in-fact duly authorized, or, if fewer than all series are affected, not less than a majority in principal amount of the bonds at the time outstanding of each series the rights of the holders of which are affected, voting together, the Company, when authorized by a resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying the rights and obligations of the Company and the rights of the holders of any of the bonds and coupons; provided, however, that no such supplemental indenture shall (1) extend the maturity of any of the bonds or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium payable on the redemption thereof, without the consent of the holder of each bond so affected, or (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of this Indenture, without the consent of the holders of all the bonds then outstanding, or (3) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture, without the consent of the holders of all the bonds then outstanding. For the purposes of this Section, bonds shall be deemed to be affected by a supplemental indenture if such supplemental indenture adversely affects or diminishes the rights of holders thereof against the Company or against its property. The Trustee may in its discretion determine whether or not, in accordance with the foregoing, bonds of any particular series would be affected by any supplemental indenture and any such determination shall be conclusive upon the holders of bonds of such series and all other series. Subject to the provisions of Sections 16.02 and 16.03 hereof, the Trustee shall not be liable for any determination made in good faith in connection herewith.

Upon the written request of the Company, accompanied by a resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of bondholders as aforesaid (the instrument or instruments evidencing such consent to be dated within one year of such request), the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

It shall not be necessary for the consent of the bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

The Company and the Trustee, if they so elect, and either before or after such consent has been obtained, may require the holder of any bond consenting to the execution of any such supplemental indenture to submit his bond to the Trustee or to ask such bank, banker or trust company as may be designated by the Trustee for the purpose, for the notation thereon of the fact that the holder of such bond has consented to the execution of such supplemental indenture, and in such case such notation, in form satisfactory to the Trustee, shall be made upon all bonds so submitted, and such bonds bearing such notation shall forthwith be returned to the persons entitled thereto.

Prior to the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall publish a notice, setting forth in general terms the substance of such supplemental indenture, at least once in one daily newspaper of general circulation in each city in which the principal of any of the bonds shall be payable, or, if all bonds outstanding shall be registered bonds without coupons or coupon bonds registered as to principal, such notice shall be sufficiently given if mailed, first class, postage prepaid, and registered if the Company so elects, to each registered holder of bonds at the last address of such holder appearing on the registry books, such publication or mailing, as the case may be, to be made not less than thirty days prior to such execution. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 7. The Company hereby appoints the Trustee as paying agent, registrar and transfer agent for the Bonds.

SECTION 8. As supplemented and amended as above set forth, the Indenture is in all respects ratified and confirmed, and the Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

SECTION 9. The Trustee assumes no responsibility for or in respect of the validity or sufficiency of this Supplemental Indenture or of the Indenture as hereby supplemented or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein (other than those contained in the tenth and eleventh recitals hereof), all of which recitals and statements are made solely by the Company.

The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Supplemental Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing.  If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its reasonable discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling in the absence of negligence or willful misconduct. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. In the absence of negligence or willful misconduct, the Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

"Electronic Means" shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

SECTION 10. This Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

SECTION 11. If any interest payment date or redemption date for the Bonds or the 2031 Stated Maturity or the 2056 Stated Maturity falls on a day that is not a Business Day, the interest or principal payment will be made on the next succeeding Business Day (and without any interest or other payment in respect of any such delay). In the event the date of any notice required or permitted hereunder shall not be a Business Day, then (notwithstanding any other provision of the Indenture or of any supplemental indenture thereto) such notice need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for such notice. “Business Day” means, with respect to Section 4 and this Section 11, any day, other than a Saturday or Sunday, on which banks generally are open in New York, New York for the conduct of substantially all of their commercial lending activities and on which interbank wire transfers can be made on the Fedwire system.

SECTION 12. This Supplemental Indenture and the Bonds shall be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of Michigan, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

SECTION 13. Detailed Description of Property Mortgaged:

I.

ELECTRIC GENERATING PLANTS AND DAMS

All the electric generating plants and stations of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including all powerhouses, buildings, reservoirs, dams, pipelines, flumes, structures and works and the land on which the same are situated and all water rights and all other lands and easements, rights of way, permits, privileges, towers, poles, wires, machinery, equipment, appliances, appurtenances and supplies and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such plants and stations or any of them, or adjacent thereto.

II.

ELECTRIC TRANSMISSION LINES

All the electric transmission lines of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including towers, poles, pole lines, wires, switches, switch racks, switchboards, insulators and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such transmission lines or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways, within as well as without the corporate limits of any municipal corporation. Also all the real property, rights of way, easements, permits, privileges and rights for or relating to the construction, maintenance or operation of certain transmission lines, the land and rights for which are owned by the Company, which are either not built or now being constructed.

III.

ELECTRIC DISTRIBUTION SYSTEMS

All the electric distribution systems of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including substations, transformers, switchboards, towers, poles, wires, insulators, subways, trenches, conduits, manholes, cables, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such distribution systems or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises, grants and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation.

IV.

ELECTRIC SUBSTATIONS, SWITCHING STATIONS AND SITES

All the substations, switching stations and sites of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, for transforming, regulating, converting or distributing or otherwise controlling electric current at any of its plants and elsewhere, together with all buildings, transformers, wires, insulators and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with any of such substations and switching stations, or adjacent thereto, with sites to be used for such purposes.

V.

GAS COMPRESSOR STATIONS, GAS PROCESSING PLANTS,
DESULPHURIZATION STATIONS, METERING STATIONS, ODORIZING STATIONS, REGULATORS AND SITES

All the compressor stations, processing plants, desulphurization stations, metering stations, odorizing stations, regulators and sites of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, for compressing, processing, desulphurizing, metering, odorizing and regulating manufactured or natural gas at any of its plants and elsewhere, together with all buildings, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with any of such purposes, with sites to be used for such purposes.

VI.

GAS STORAGE FIELDS

The natural gas rights and interests of the Company, including wells and well lines (but not including natural gas, oil and minerals), the gas gathering system, the underground gas storage rights, the underground gas storage wells and injection and withdrawal system used in connection therewith, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture: In the Overisel Gas Storage Field, located in the Township of Overisel, Allegan County, and in the Township of Zeeland, Ottawa County, Michigan; in the Northville Gas Storage Field located in the Township of Salem, Washtenaw County, Township of Lyon, Oakland County, and the Townships of Northville and Plymouth and City of Plymouth, Wayne County, Michigan; in the Salem Gas Storage Field, located in the Township of Salem, Allegan County, and in the Township of Jamestown, Ottawa County, Michigan; in the Ray Gas Storage Field, located in the Townships of Ray and Armada, Macomb County, Michigan; in the Lenox Gas Storage Field, located in the Townships of Lenox and Chesterfield, Macomb County, Michigan; in the Ira Gas Storage Field, located in the Township of Ira, St. Clair County, Michigan; in the Puttygut Gas Storage Field, located in the Township of Casco, St. Clair County, Michigan; in the Four Corners Gas Storage Field, located in the Townships of Casco, China, Cottrellville and Ira, St. Clair County, Michigan; in the Swan Creek Gas Storage Field, located in the Townships of Casco and Ira, St. Clair County, Michigan; and in the Hessen Gas Storage Field, located in the Townships of Casco and Columbus, St. Clair County, Michigan.

VII.

GAS TRANSMISSION LINES

All the gas transmission lines of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including gas mains, pipes, pipelines, gates, valves, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such transmission lines or any of them or adjacent thereto; together with all real property, right of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways, within as well as without the corporate limits of any municipal corporation.

VIII.

GAS DISTRIBUTION SYSTEMS

All the gas distribution systems of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including tunnels, conduits, gas mains and pipes, service pipes, fittings, gates, valves, connections, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such distribution systems or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises, grants and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation.

IX.

OFFICE BUILDINGS, SERVICE BUILDINGS, GARAGES, ETC.

All office, garage, service and other buildings of the Company, wherever located, in the State of Michigan, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, together with the land on which the same are situated and all easements, rights of way and appurtenances to said lands, together with all furniture and fixtures located in said buildings.

X.

TELEPHONE PROPERTIES AND
RADIO COMMUNICATION EQUIPMENT

All telephone lines, switchboards, systems and equipment of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, used or available for use in the operation of its properties, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such telephone properties or any of them or adjacent thereto; together with all real estate, rights of way, easements, permits, privileges, franchises, property, devices or rights related to the dispatch, transmission, reception or reproduction of messages, communications, intelligence, signals, light, vision or sound by electricity, wire or otherwise, including all telephone equipment installed in buildings used as general and regional offices, substations and generating stations and all telephone lines erected on towers and poles; and all radio communication equipment of the Company, together with all property, real or personal (except any in the Indenture expressly excepted), fixed stations, towers, auxiliary radio buildings and equipment, and all appurtenances used in connection therewith, wherever located, in the State of Michigan.

XI.

OTHER REAL PROPERTY

All other real property of the Company and all interests therein, of every nature and description (except any in the Indenture expressly excepted) wherever located, in the State of Michigan, acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture. Such real property includes but is not limited to the following described property, such property is subject to any interests that were excepted or reserved in the conveyance to the Company:

ALCONA COUNTY

Certain land in Caledonia Township, Alcona County, Michigan described as:

The East 330 feet of the South 660 feet of the SW 1/4 of the SW 1/4 of Section 8, T28N, R8E, except the West 264 feet of the South 330 feet thereof; said land being more particularly described as follows: To find the place of beginning of this description, commence at the Southwest corner of said section, run thence East along the South line of said section 1243 feet to the place of beginning of this description, thence continuing East along said South line of said section 66 feet to the West 1/8 line of said section, thence N 02 degrees 09’ 30” E along the said West 1/8 line of said section 660 feet, thence West 330 feet, thence S 02 degrees 09’ 30” W, 330 feet, thence East 264 feet, thence S 02 degrees 09’ 30” W, 330 feet to the place of beginning.

ALLEGAN COUNTY

Certain land in Lee Township, Allegan County, Michigan described as:

The NE 1/4 of the NW 1/4 of Section 16, T1N, R15W.

ALPENA COUNTY

Certain land in Wilson and Green Townships, Alpena County, Michigan described as:

All that part of the S’ly 1/2 of the former Boyne City-Gaylord and Alpena Railroad right of way, being the Southerly 50 feet of a 100 foot strip of land formerly occupied by said Railroad, running from the East line of Section 31, T31N, R7E, Southwesterly across said Section 31 and Sections 5 and 6 of T30N, R7E and Sections 10, 11 and the E 1/2 of Section 9, except the West 1646 feet thereof, all in T30N, R6E.

ANTRIM COUNTY

Certain land in Mancelona Township, Antrim County, Michigan described as:

The S 1/2 of the NE 1/4 of Section 33, T29N, R6W, excepting therefrom all mineral, coal, oil and gas and such other rights as were reserved unto the State of Michigan in that certain deed running from the State of Michigan to August W. Schack and Emma H. Schack, his wife, dated April 15, 1946 and recorded May 20, 1946 in Liber 97 of Deeds on page 682 of Antrim County Records.

ARENAC COUNTY

Certain land in Standish Township, Arenac County, Michigan described as:

A parcel of land in the SW 1/4 of the NW 1/4 of Section 12, T18N, R4E, described as follows: To find the place of beginning of said parcel of land, commence at the Northwest corner of Section 12, T18N, R4E; run thence South along the West line of said section, said West line of said section being also the center line of East City Limits Road 2642.15 feet to the W 1/4 post of said section and the place of beginning of said parcel of land; running thence N 88 degrees 26’ 00” E along the East and West 1/4 line of said section, 660.0 feet; thence North parallel with the West line of said section, 310.0 feet; thence S 88 degrees 26’ 00” W, 330.0 feet; thence South parallel with the West line of said section, 260.0 feet; thence S 88 degrees 26’ 00” W, 330.0 feet to the West line of said section and the center line of East City Limits Road; thence South along the said West line of said section, 50.0 feet to the place of beginning.

BARRY COUNTY

Certain land in Johnstown Township, Barry County, Michigan described as:

A strip of land 311 feet in width across the SW 1/4 of the NE 1/4 of Section 31, T1N, R8W, described as follows: To find the place of beginning of this description, commence at the E ¼ post of said section; run thence N 00 degrees 55’ 00” E along the East line of said section, 555.84 feet; thence N 59 degrees 36’ 20” W, 1375.64 feet; thence N 88 degrees 30’ 00” W, 130 feet to a point on the East 1/8 line of said section and the place of beginning of this description; thence continuing N 88 degrees 30’ 00” W, 1327.46 feet to the North and South 1/4 line of said section; thence S 00 degrees 39’35” W along said North and South 1/4 line of said section, 311.03 feet to a point, which said point is 952.72 feet distant N’ly from the East and West 1/4 line of said section as measured along said North and South 1/4 line of said section; thence S 88 degrees 30’ 00” E, 1326.76 feet to the East 1/8 line of said section; thence N 00 degrees 47’ 20” E along said East 1/8 line of said section, 311.02 feet to the place of beginning.

BAY COUNTY

Certain land in Frankenlust Township, Bay County, Michigan described as:

The South 250 feet of the N 1/2 of the W 1/2 of the W 1/2 of the SE 1/4 of Section 9, T13N, R4E.

BENZIE COUNTY

Certain land in Benzonia Township, Benzie County, Michigan described as:

A parcel of land in the Northeast 1/4 of Section 7, Township 26 North, Range 14 West, described as beginning at a point on the East line of said Section 7, said point being 320 feet North measured along the East line of said section from the East 1/4 post; running thence West 165 feet; thence North parallel with the East line of said section 165 feet; thence East 165 feet to the East line of said section; thence South 165 feet to the place of beginning.

BRANCH COUNTY

Certain land in Girard Township, Branch County, Michigan described as:

A parcel of land in the NE 1/4 of Section 23 T5S, R6W, described as beginning at a point on the North and South quarter line of said section at a point 1278.27 feet distant South of the North quarter post of said section, said distance being measured along the North and South quarter line of said section, running thence S89 degrees21’E 250 feet, thence North along a line parallel with the said North and South quarter line of said section 200 feet, thence N89 degrees 21’W 250 feet to the North and South quarter line of said section, thence South along said North and South quarter line of said section 200 feet to the place of beginning.

CALHOUN COUNTY

Certain land in Convis Township, Calhoun County, Michigan described as:

A parcel of land in the SE 1/4 of the SE 1/4 of Section 32, T1S, R6W, described as follows: To find the place of beginning of this description, commence at the Southeast corner of said section; run thence North along the East line of said section 1034.32 feet to the place of beginning of this description; running thence N 89 degrees 39’ 52” W, 333.0 feet; thence North 290.0 feet to the South 1/8 line of said section; thence S 89 degrees 39’ 52” E along said South 1/8 line of said section 333.0 feet to the East line of said section; thence South along said East line of said section 290.0 feet to the place of beginning. (Bearings are based on the East line of Section 32, T1S, R6W, from the Southeast corner of said section to the Northeast corner of said section assumed as North.)

CASS COUNTY

Certain easement rights located across land in Marcellus Township, Cass County, Michigan described as:

The East 6 rods of the SW 1/4 of the SE 1/4 of Section 4, T5S, R13W.

CHARLEVOIX COUNTY

Certain land in South Arm Township, Charlevoix County, Michigan described as:

A parcel of land in the SW 1/4 of Section 29, T32N, R7W, described as follows: Beginning at the Southwest corner of said section and running thence North along the West line of said section 788.25 feet to a point which is 528 feet distant South of the South 1/8 line of said section as measured along the said West line of said section; thence N 89 degrees 30’ 19” E, parallel with said South 1/8 line of said section 442.1 feet; thence South 788.15 feet to the South line of said section; thence S 89 degrees 29’ 30” W, along said South line of said section 442.1 feet to the place of beginning.

CHEBOYGAN COUNTY

Certain land in Inverness Township, Cheboygan County, Michigan described as:

A parcel of land in the SW frl 1/4 of Section 31, T37N, R2W, described as beginning at the Northwest corner of the SW frl 1/4, running thence East on the East and West quarter line of said Section, 40 rods, thence South parallel to the West line of said Section 40 rods, thence West 40 rods to the West line of said Section, thence North 40 rods to the place of beginning.

CLARE COUNTY

Certain land in Frost Township, Clare County, Michigan described as:

The East 150 feet of the North 225 feet of the NW 1/4 of the NW 1/4 of Section 15, T20N, R4W.

CLINTON COUNTY

Certain land in Watertown Township, Clinton County, Michigan described as:

The NE 1/4 of the NE 1/4 of the SE 1/4 of Section 22, and the North 165 feet of the NW 1/4 of the NE 1/4 of the SE 1/4 of Section 22, T5N, R3W.

CRAWFORD COUNTY

Certain land in Lovells Township, Crawford County, Michigan described as:

A parcel of land in Section 1, T28N, R1W, described as: Commencing at NW corner said section; thence South 89 degrees53’30” East along North section line 105.78 feet to point of beginning; thence South 89 degrees53’30” East along North section line 649.64 feet; thence South 55 degrees 42’30” East 340.24 feet; thence South 55 degrees 44’ 37”“ East 5,061.81 feet to the East section line; thence South 00 degrees 00’ 08”“ West along East section line 441.59 feet; thence North 55 degrees 44’ 37” West 5,310.48 feet; thence North 55 degrees 42’30” West 877.76 feet to point of beginning.

EATON COUNTY

Certain land in Eaton Township, Eaton County, Michigan described as:

A parcel of land in the SW 1/4 of Section 6, T2N, R4W, described as follows: To find the place of beginning of this description commence at the Southwest corner of said section; run thence N 89 degrees 51’ 30” E along the South line of said section 400 feet to the place of beginning of this description; thence continuing N 89 degrees 51’ 30” E, 500 feet; thence N 00 degrees 50’ 00” W, 600 feet; thence S 89 degrees 51’ 30” W parallel with the South line of said section 500 feet; thence S 00 degrees 50’ 00” E, 600 feet to the place of beginning.

EMMET COUNTY

Certain land in Wawatam Township, Emmet County, Michigan described as:

The West 1/2 of the Northeast 1/4 of the Northeast 1/4 of Section 23, T39N, R4W.

GENESEE COUNTY

Certain land in Argentine Township, Genesee County, Michigan described as:

A parcel of land of part of the SW 1/4 of Section 8, T5N, R5E, being more particularly described as follows:

Beginning at a point of the West line of Duffield Road, 100 feet wide, (as now established) distant 829.46 feet measured N01 degrees 42’56”W and 50 feet measured S88 degrees 14’04”W from the South quarter corner, Section 8, T5N, R5E; thence S88 degrees 14’04”W a distance of 550 feet; thence N01 degrees 42’56”W a distance of 500 feet to a point on the North line of the South half of the Southwest quarter of said Section 8; thence N88 degrees 14’04”E along the North line of South half of the Southwest quarter of said Section 8 a distance 550 feet to a point on the West line of Duffield Road, 100 feet wide (as now established); thence S01 degrees 42’56”E along the West line of said Duffield Road a distance of 500 feet to the point of beginning.

GLADWIN COUNTY

Certain land in Secord Township, Gladwin County, Michigan described as:

The East 400 feet of the South 450 feet of Section 2, T19N, R1E.

GRAND TRAVERSE COUNTY

Certain land in Mayfield Township, Grand Traverse County, Michigan described as:

A parcel of land in the Northwest 1/4 of Section 3, T25N, R11W, described as follows: Commencing at the Northwest corner of said section, running thence S 89 degrees19’15” E along the North line of said section and the center line of Clouss Road 225 feet, thence South 400 feet, thence N 89 degrees19’15” W 225 feet to the West line of said section and the center line of Hannah Road, thence North along the West line of said section and the center line of Hannah Road 400 feet to the place of beginning for this description.

GRATIOT COUNTY

Certain land in Fulton Township, Gratiot County, Michigan described as:

A parcel of land in the NE 1/4 of Section 7, Township 9 North, Range 3 West, described as beginning at a point on the North line of George Street in the Village of Middleton, which is 542 feet East of the North and South one-quarter (1/4) line of said Section 7; thence North 100 feet; thence East 100 feet; thence South 100 feet to the North line of George Street; thence West along the North line of George Street 100 feet to place of beginning.

HILLSDALE COUNTY

Certain land in Litchfield Village, Hillsdale County, Michigan described as:

Lot 238 of Assessors Plat of the Village of Litchfield.

HURON COUNTY

Certain easement rights located across land in Sebewaing Township, Huron County, Michigan described as:

The North 1/2 of the Northwest 1/4 of Section 15, T15N, R9E.

INGHAM COUNTY

Certain land in Vevay Township, Ingham County, Michigan described as:

A parcel of land 660 feet wide in the Southwest 1/4 of Section 7 lying South of the centerline of Sitts Road as extended to the North-South 1/4 line of said Section 7, T2N, R1W, more particularly described as follows: Commence at the Southwest corner of said Section 7, thence North along the West line of said Section 2502.71 feet to the centerline of Sitts Road; thence South 89 degrees54’45” East along said centerline 2282.38 feet to the place of beginning of this description; thence continuing South 89 degrees54’45” East along said centerline and said centerline extended 660.00 feet to the North-South 1/4 line of said section; thence South 00 degrees07’20” West 1461.71 feet; thence North 89 degrees34’58” West 660.00 feet; thence North 00 degrees07’20” East 1457.91 feet to the centerline of Sitts Road and the place of beginning.

IONIA COUNTY

Certain land in Sebewa Township, Ionia County, Michigan described as:

A strip of land 280 feet wide across that part of the SW 1/4 of the NE 1/4 of Section 15, T5N, R6W, described as follows:

To find the place of beginning of this description commence at the E 1/4 corner of said section; run thence N 00 degrees 05’ 38” W along the East line of said section, 1218.43 feet; thence S 67 degrees 18’ 24” W, 1424.45 feet to the East 1/8 line of said section and the place of beginning of this description; thence continuing S 67 degrees 18’ 24” W, 1426.28 feet to the North and South 1/4 line of said section at a point which said point is 105.82 feet distant N’ly of the center of said section as measured along said North and South 1/4 line of said section; thence N 00 degrees 04’ 47” E along said North and South 1/4 line of said section, 303.67 feet; thence N 67 degrees 18’ 24” E, 1425.78 feet to the East 1/8 line of said section; thence S 00 degrees 00’ 26” E along said East 1/8 line of said section, 303.48 feet to the place of beginning. (Bearings are based on the East line of Section 15, T5N, R6W, from the E 1/4 corner of said section to the Northeast corner of said section assumed as N 00 degrees 05’ 38” W.)

IOSCO COUNTY

Certain land in Alabaster Township, Iosco County, Michigan described as:

A parcel of land in the NW 1/4 of Section 34, T21N, R7E, described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence South along the North and South 1/4 line of said section, 1354.40 feet to the place of beginning of this description; thence continuing South along the said North and South 1/4 line of said section, 165.00 feet to a point on the said North and South 1/4 line of said section which said point is 1089.00 feet distant North of the center of said section; thence West 440.00 feet; thence North 165.00 feet; thence East 440.00 feet to the said North and South 1/4 line of said section and the place of beginning.

ISABELLA COUNTY

Certain land in Chippewa Township, Isabella County, Michigan described as:

The North 8 rods of the NE 1/4 of the SE 1/4 of Section 29, T14N, R3W.

JACKSON COUNTY

Certain land in Waterloo Township, Jackson County, Michigan described as:

A parcel of land in the North fractional part of the N fractional 1/2 of Section 2, T1S, R2E, described as follows: To find the place of beginning of this description commence at the E 1/4 post of said section; run thence N 01 degrees 03’ 40” E along the East line of said section 1335.45 feet to the North 1/8 line of said section and the place of beginning of this description; thence N 89 degrees 32’ 00” W, 2677.7 feet to the North and South 1/4 line of said section; thence S 00 degrees 59’ 25” W along the North and South 1/4 line of said section 22.38 feet to the North 1/8 line of said section; thence S 89 degrees 59’ 10” W along the North 1/8 line of said section 2339.4 feet to the center line of State Trunkline Highway M-52; thence N 53 degrees 46’ 00” W along the center line of said State Trunkline Highway 414.22 feet to the West line of said section; thence N 00 degrees 55’ 10” E along the West line of said section 74.35 feet; thence S 89 degrees 32’ 00” E, 5356.02 feet to the East line of said section; thence S 01 degrees 03’ 40” W along the East line of said section 250 feet to the place of beginning.

KALAMAZOO COUNTY

Certain land in Alamo Township, Kalamazoo County, Michigan described as:

The South 350 feet of the NW 1/4 of the NW 1/4 of Section 16, T1S, R12W, being more particularly described as follows: To find the place of beginning of this description, commence at the Northwest corner of said section; run thence S 00 degrees 36’ 55” W along the West line of said section 971.02 feet to the place of beginning of this description; thence continuing S 00 degrees 36’ 55” W along said West line of said section 350.18 feet to the North 1/8 line of said section; thence S 87 degrees 33’ 40” E along the said North 1/8 line of said section 1325.1 feet to the West 1/8 line of said section; thence N 00 degrees 38’ 25” E along the said West 1/8 line of said section 350.17 feet; thence N 87 degrees 33’ 40” W, 1325.25 feet to the place of beginning.

KALKASKA COUNTY

Certain land in Kalkaska Township, Kalkaska County, Michigan described as:

The NW 1/4 of the SW 1/4 of Section 4, T27N, R7W, excepting therefrom all mineral, coal, oil and gas and such other rights as were reserved unto the State of Michigan in that certain deed running from the Department of Conservation for the State of Michigan to George Welker and Mary Welker, his wife, dated October 9, 1934 and recorded December 28, 1934 in Liber 39 on page 291 of Kalkaska County Records, and subject to easement for pipeline purposes as granted to Michigan Consolidated Gas Company by first party herein on April 4, 1963 and recorded June 21, 1963 in Liber 91 on page 631 of Kalkaska County Records.

KENT COUNTY

Certain land in Caledonia Township, Kent County, Michigan described as:

A parcel of land in the Northwest fractional 1/4 of Section 15, T5N, R10W, described as follows: To find the place of beginning of this description commence at the North 1/4 corner of said section, run thence S 0 degrees 59’ 26” E along the North and South 1/4 line of said section 2046.25 feet to the place of beginning of this description, thence continuing S 0 degrees 59’ 26” E along said North and South 1/4 line of said section 332.88 feet, thence S 88 degrees 58’ 30” W 2510.90 feet to a point herein designated “Point A” on the East bank of the Thornapple River, thence continuing S 88 degrees 53’ 30” W to the center thread of the Thornapple River, thence NW’ly along the center thread of said Thornapple River to a point which said point is S 88 degrees 58’ 30” W of a point on the East bank of the Thornapple River herein designated “Point B”, said “Point B” being N 23 degrees 41’ 35” W 360.75 feet from said above-described “Point A”, thence N 88 degrees 58’ 30” E to said “Point B”, thence continuing N 88 degrees 58’ 30” E 2650.13 feet to the place of beginning. (Bearings are based on the East line of Section 15, T5N, R10W between the East 1/4 corner of said section and the Northeast corner of said section assumed as N 0 degrees 59’ 55” W.)

LAKE COUNTY

Certain land in Pinora and Cherry Valley Townships, Lake County, Michigan described as:

A strip of land 50 feet wide East and West along and adjoining the West line of highway on the East side of the North 1/2 of Section 13 T18N, R12W. Also a strip of land 100 feet wide East and West along and adjoining the East line of the highway on the West side of following described land: The South 1/2 of NW 1/4, and the South 1/2 of the NW 1/4 of the SW 1/4, all in Section 6, T18N, R11W.

LAPEER COUNTY

Certain land in Hadley Township, Lapeer County, Michigan described as:

The South 825 feet of the W 1/2 of the SW 1/4 of Section 24, T6N, R9E, except the West 1064 feet thereof.

LEELANAU COUNTY

Certain land in Cleveland Township, Leelanau County, Michigan described as:

The North 200 feet of the West 180 feet of the SW 1/4 of the SE 1/4 of Section 35, T29N, R13W.

LENAWEE COUNTY

Certain land in Madison Township, Lenawee County, Michigan described as:

A strip of land 165 feet wide off the West side of the following described premises: The E 1/2 of the SE 1/4 of Section 12. The E 1/2 of the NE 1/4 and the NE 1/4 of the SE 1/4 of Section 13, being all in T7S, R3E, excepting therefrom a parcel of land in the E 1/2 of the SE 1/4 of Section 12, T7S, R3E, beginning at the Northwest corner of said E 1/2 of the SE 1/4 of Section 12, running thence East 4 rods, thence South 6 rods, thence West 4 rods, thence North 6 rods to the place of beginning.

LIVINGSTON COUNTY

Certain land in Cohoctah Township, Livingston County, Michigan described as:

Parcel 1

The East 390 feet of the East 50 rods of the SW 1/4 of Section 30, T4N, R4E.

Parcel 2

A parcel of land in the NW 1/4 of Section 31, T4N, R4E, described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence N 89 degrees 13’ 06” W along the North line of said section, 330 feet to the place of beginning of this description; running thence S 00 degrees 52’ 49” W, 2167.87 feet; thence N 88 degrees 59’ 49” W, 60 feet; thence N 00 degrees 52’ 49” E, 2167.66 feet to the North line of said section; thence S 89 degrees 13’ 06” E along said North line of said section, 60 feet to the place of beginning.

MACOMB COUNTY

Certain land in Macomb Township, Macomb County, Michigan described as:

A parcel of land commencing on the West line of the E 1/2 of the NW 1/4 of fractional Section 6, 20 chains South of the NW corner of said E 1/2 of the NW 1/4 of Section 6; thence South on said West line and the East line of A. Henry Kotner’s Hayes Road Subdivision #15, according to the recorded plat thereof, as recorded in Liber 24 of Plats, on page 7, 24.36 chains to the East and West 1/4 line of said Section 6; thence East on said East and West 1/4 line 8.93 chains; thence North parallel with the said West line of the E 1/2 of the NW 1/4 of Section 6, 24.36 chains; thence West 8.93 chains to the place of beginning, all in T3N, R13E.

MANISTEE COUNTY

Certain land in Manistee Township, Manistee County, Michigan described as:

A parcel of land in the SW 1/4 of Section 20, T22N, R16W, described as follows: To find the place of beginning of this description, commence at the Southwest corner of said section; run thence East along the South line of said section 832.2 feet to the place of beginning of this description; thence continuing East along said South line of said section 132 feet; thence North 198 feet; thence West 132 feet; thence South 198 feet to the place of beginning, excepting therefrom the South 2 rods thereof which was conveyed to Manistee Township for highway purposes by a Quitclaim Deed dated June 13, 1919 and recorded July 11, 1919 in Liber 88 of Deeds on page 638 of Manistee County Records.

MASON COUNTY

Certain land in Riverton Township, Mason County, Michigan described as:

Parcel 1: The South 10 acres of the West 20 acres of the S 1/2 of the NE 1/4 of Section 22, T17N, R17W.

Parcel 2: A parcel of land containing 4 acres of the West side of highway, said parcel of land being described as commencing 16 rods South of the Northwest corner of the NW 1/4 of the SW ¼ of Section 22, T17N, R17W, running thence South 64 rods, thence NE’ly and N’ly and NW’ly along the W’ly line of said highway to the place of beginning, together with any and all right, title, and interest of Howard C. Wicklund and Katherine E. Wicklund in and to that portion of the hereinbefore mentioned highway lying adjacent to the E’ly line of said above described land.

MECOSTA COUNTY

Certain land in Wheatland Township, Mecosta County, Michigan described as:

A parcel of land in the SW 1/4 of the SW 1/4 of Section 16, T14N, R7W, described as beginning at the Southwest corner of said section; thence East along the South line of Section 133 feet; thence North parallel to the West section line 133 feet; thence West 133 feet to the West line of said Section; thence South 133 feet to the place of beginning.

MIDLAND COUNTY

Certain land in Ingersoll Township, Midland County, Michigan described as:

The West 200 feet of the W 1/2 of the NE 1/4 of Section 4, T13N, R2E.

MISSAUKEE COUNTY

Certain land in Norwich Township, Missaukee County, Michigan described as:

A parcel of land in the NW 1/4 of the NW 1/4 of Section 16, T24N, R6W, described as follows: Commencing at the Northwest corner of said section, running thence N 89 degrees 01’ 45” E along the North line of said section 233.00 feet; thence South 233.00 feet; thence S 89 degrees 01’ 45” W, 233.00 feet to the West line of said section; thence North along said West line of said section 233.00 feet to the place of beginning. (Bearings are based on the West line of Section 16, T24N, R6W, between the Southwest and Northwest corners of said section assumed as North.)

MONROE COUNTY

Certain land in Whiteford Township, Monroe County, Michigan described as:

A parcel of land in the SW1/4 of Section 20, T8S, R6E, described as follows: To find the place of beginning of this description commence at the S 1/4 post of said section; run thence West along the South line of said section 1269.89 feet to the place of beginning of this description; thence continuing West along said South line of said section 100 feet; thence N 00 degrees 50’ 35” E, 250 feet; thence East 100 feet; thence S 00 degrees 50’ 35” W parallel with and 16.5 feet distant W’ly of as measured perpendicular to the West 1/8 line of said section, as occupied, a distance of 250 feet to the place of beginning.

MONTCALM COUNTY

Certain land in Crystal Township, Montcalm County, Michigan described as:

The N 1/2 of the S 1/2 of the SE 1/4 of Section 35, T10N, R5W.

MONTMORENCY COUNTY

Certain land in the Village of Hillman, Montmorency County, Michigan described as:

Lot 14 of Hillman Industrial Park, being a subdivision in the South 1/2 of the Northwest 1/4 of Section 24, T31N, R4E, according to the plat thereof recorded in Liber 4 of Plats on Pages 32-34, Montmorency County Records.

MUSKEGON COUNTY

Certain land in Casnovia Township, Muskegon County, Michigan described as:

The West 433 feet of the North 180 feet of the South 425 feet of the SW 1/4 of Section 3, T10N, R13W.

NEWAYGO COUNTY

Certain land in Ashland Township, Newaygo County, Michigan described as:

The West 250 feet of the NE 1/4 of Section 23, T11N, R13W.

OAKLAND COUNTY

Certain land in Wixcom City, Oakland County, Michigan described as:

The E 75 feet of the N 160 feet of the N 330 feet of the W 526.84 feet of the NW 1/4 of the NW 1/4 of Section 8, T1N, R8E, more particularly described as follows: Commence at the NW corner of said Section 8, thence N 87 degrees 14’ 29” E along the North line of said Section 8 a distance of 451.84 feet to the place of beginning for this description; thence continuing N 87 degrees 14’ 29” E along said North section line a distance of 75.0 feet to the East line of the West 526.84 feet of the NW 1/4 of the NW 1/4 of said Section 8; thence S 02 degrees 37’ 09” E along said East line a distance of 160.0 feet; thence S 87 degrees 14’ 29” W a distance of 75.0 feet; thence N 02 degrees 37’ 09” W a distance of 160.0 feet to the place of beginning.

OCEANA COUNTY

Certain land in Crystal Township, Oceana County, Michigan described as:

The East 290 feet of the SE 1/4 of the NW 1/4 and the East 290 feet of the NE 1/4 of the SW 1/4, all in Section 20, T16N, R16W.

OGEMAW COUNTY

Certain land in West Branch Township, Ogemaw County, Michigan described as:

The South 660 feet of the East 660 feet of the NE 1/4 of the NE 1/4 of Section 33, T22N, R2E.

OSCEOLA COUNTY

Certain land in Hersey Township, Osceola County, Michigan described as:

A parcel of land in the North 1/2 of the Northeast 1/4 of Section 13, T17N, R9W, described as commencing at the Northeast corner of said Section; thence West along the North Section line 999 feet to the point of beginning of this description; thence S 01 degrees 54’ 20” E 1327.12 feet to the North 1/8 line; thence S 89 degrees 17’ 05” W along the North 1/8 line 330.89 feet; thence N 01 degrees 54’ 20” W 1331.26 feet to the North Section line; thence East along the North Section line 331 feet to the point of beginning.

OSCODA COUNTY

Certain land in Comins Township, Oscoda County, Michigan described as:

The East 400 feet of the South 580 feet of the W 1/2 of the SW 1/4 of Section 15, T27N, R3E.

OTSEGO COUNTY

Certain land in Corwith Township, Otsego County, Michigan described as:

Part of the NW 1/4 of the NE 1/4 of Section 28, T32N, R3W, described as: Beginning at the N 1/4 corner of said section; running thence S 89 degrees 04’ 06” E along the North line of said section, 330.00 feet; thence S 00 degrees 28’ 43” E, 400.00 feet; thence N 89 degrees 04’ 06” W, 330.00 feet to the North and South 1/4 line of said section; thence N 00 degrees 28’ 43” W along the said North and South 1/4 line of said section, 400.00 feet to the point of beginning; subject to the use of the N’ly 33.00 feet thereof for highway purposes.

OTTAWA COUNTY

Certain land in Robinson Township, Ottawa County, Michigan described as:

The North 660 feet of the West 660 feet of the NE 1/4 of the NW 1/4 of Section 26, T7N, R15W.

PRESQUE ISLE COUNTY

Certain land in Belknap and Pulawski Townships, Presque Isle County, Michigan described as:

Part of the South half of the Northeast quarter, Section 24, T34N, R5E, and part of the Northwest quarter, Section 19, T34N, R6E, more fully described as: Commencing at the East ¼ corner of said Section 24; thence N 00 degrees15’47” E, 507.42 feet, along the East line of said Section 24 to the point of beginning; thence S 88 degrees15’36” W, 400.00 feet, parallel with the North 1/8 line of said Section 24; thence N 00 degrees15’47” E, 800.00 feet, parallel with said East line of Section 24; thence N 88 degrees15’36”E, 800.00 feet, along said North 1/8 line of Section 24 and said line extended; thence S 00 degrees15’47” W, 800.00 feet, parallel with said East line of Section 24; thence S 88 degrees15’36” W, 400.00 feet, parallel with said North 1/8 line of Section 24 to the point of beginning.

Together with a 33 foot easement along the West 33 feet of the Northwest quarter lying North of the North 1/8 line of Section 24, Belknap Township, extended, in Section 19, T34N, R6E.

ROSCOMMON COUNTY

Certain land in Gerrish Township, Roscommon County, Michigan described as:

A parcel of land in the NW 1/4 of Section 19, T24N, R3W, described as follows: To find the place of beginning of this description commence at the Northwest corner of said section, run thence East along the North line of said section 1,163.2 feet to the place of beginning of this description (said point also being the place of intersection of the West 1/8 line of said section with the North line of said section), thence S 01 degrees 01’ E along said West 1/8 line 132 feet, thence West parallel with the North line of said section 132 feet, thence N 01 degrees 01’ W parallel with said West 1/8 line of said section 132 feet to the North line of said section, thence East along the North line of said section 132 feet to the place of beginning.

SAGINAW COUNTY

Certain land in Chapin Township, Saginaw County, Michigan described as:

A parcel of land in the SW 1/4 of Section 13, T9N, R1E, described as follows: To find the place of beginning of this description commence at the Southwest corner of said section; run thence North along the West line of said section 1581.4 feet to the place of beginning of this description; thence continuing North along said West line of said section 230 feet to the center line of a creek; thence S 70 degrees 07’ 00” E along said center line of said creek 196.78 feet; thence South 163.13 feet; thence West 185 feet to the West line of said section and the place of beginning.

SANILAC COUNTY

Certain easement rights located across land in Minden Township, Sanilac County, Michigan described as:

The Southeast 1/4 of the Southeast 1/4 of Section 1, T14N, R14E, excepting therefrom the South 83 feet of the East 83 feet thereof.

SHIAWASSEE COUNTY

Certain land in Burns Township, Shiawassee County, Michigan described as:

The South 330 feet of the E 1/2 of the NE 1/4 of Section 36, T5N, R4E.

ST. CLAIR COUNTY

Certain land in Ira Township, St. Clair County, Michigan described as:

The N 1/2 of the NW 1/4 of the NE 1/4 of Section 6, T3N, R15E.

ST. JOSEPH COUNTY

Certain land in Mendon Township, St. Joseph County, Michigan described as:

The North 660 feet of the West 660 feet of the NW 1/4 of SW 1/4, Section 35, T5S, R10W.

TUSCOLA COUNTY

Certain land in Millington Township, Tuscola County, Michigan described as:

A strip of land 280 feet wide across the East 96 rods of the South 20 rods of the N 1/2 of the SE 1/4 of Section 34, T10N, R8E, more particularly described as commencing at the Northeast corner of Section 3, T9N, R8E, thence S 89 degrees 55’ 35” W along the South line of said Section 34 a distance of 329.65 feet, thence N 18 degrees 11’ 50” W a distance of 1398.67 feet to the South 1/8 line of said Section 34 and the place of beginning for this description; thence continuing N 18 degrees 11’ 50” W a distance of 349.91 feet; thence N 89 degrees 57’ 01” W a distance of 294.80 feet; thence S 18 degrees 11’ 50” E a distance of 350.04 feet to the South 1/8 line of said Section 34; thence S 89 degrees 58’ 29” E along the South 1/8 line of said section a distance of 294.76 feet to the place of beginning.

VAN BUREN COUNTY

Certain land in Covert Township, Van Buren County, Michigan described as:

All that part of the West 20 acres of the N 1/2 of the NE fractional 1/4 of Section 1, T2S, R17W, except the West 17 rods of the North 80 rods, being more particularly described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence N 89 degrees 29’ 20” E along the North line of said section 280.5 feet to the place of beginning of this description; thence continuing N 89 degrees 29’ 20” E along said North line of said section 288.29 feet; thence S 00 degrees 44’ 00” E, 1531.92 feet; thence S 89 degrees 33’ 30” W, 568.79 feet to the North and South 1/4 line of said section; thence N 00 degrees 44’ 00” W along said North and South 1/4 line of said section 211.4 feet; thence N 89 degrees 29’ 20” E, 280.5 feet; thence N 00 degrees 44’ 00” W, 1320 feet to the North line of said section and the place of beginning.

WASHTENAW COUNTY

Certain land in Manchester Township, Washtenaw County, Michigan described as:

A parcel of land in the NE 1/4 of the NW 1/4 of Section 1, T4S, R3E, described as follows: To find the place of beginning of this description commence at the Northwest corner of said section; run thence East along the North line of said section 1355.07 feet to the West 1/8 line of said section; thence S 00 degrees 22’ 20” E along said West 1/8 line of said section 927.66 feet to the place of beginning of this description; thence continuing S 00 degrees 22’ 20” E along said West 1/8 line of said section 660 feet to the North 1/8 line of said section; thence N 86 degrees 36’ 57” E along said North 1/8 line of said section 660.91 feet; thence N 00 degrees22’ 20” W, 660 feet; thence S 86 degrees 36’ 57” W, 660.91 feet to the place of beginning.

WAYNE COUNTY

Certain land in Livonia City, Wayne County, Michigan described as:

Commencing at the Southeast corner of Section 6, T1S, R9E; thence North along the East line of Section 6 a distance of 253 feet to the point of beginning; thence continuing North along the East line of Section 6 a distance of 50 feet; thence Westerly parallel to the South line of Section 6, a distance of 215 feet; thence Southerly parallel to the East line of Section 6 a distance of 50 feet; thence easterly parallel with the South line of Section 6 a distance of 215 feet to the point of beginning.

WEXFORD COUNTY

Certain land in Selma Township, Wexford County, Michigan described as:

A parcel of land in the NW 1/4 of Section 7, T22N, R10W, described as beginning on the North line of said section at a point 200 feet East of the West line of said section, running thence East along said North section line 450 feet, thence South parallel with said West section line 350 feet, thence West parallel with said North section line 450 feet, thence North parallel with said West section line 350 feet to the place of beginning.

SECTION 14. The Company is a transmitting utility under Section 9501(2) of the Michigan Uniform Commercial Code (M.C.L. 440.9501(2)) as defined in M.C.L. 440.9102(1)(aaaa).

IN WITNESS WHEREOF, said Consumers Energy Company has caused this Supplemental Indenture to be executed in its corporate name by its Chairman of the Board, President, a Vice President or its Treasurer, and said The Bank of New York Mellon, as Trustee as aforesaid, to evidence its acceptance hereof, has caused this Supplemental Indenture to be executed in its corporate name by a Vice President, in several counterparts, all as of the day and year first above written.

CONSUMERS ENERGY COMPANY

By:	/s/ Jason M. Shore
Jason M. Shore
Vice President and Treasurer

STATE OF MICHIGAN	)
ss.
COUNTY OF JACKSON	)

The foregoing instrument was acknowledged before me this 4th day of August 2026, by Jason M. Shore, Vice President and Treasurer of CONSUMERS ENERGY COMPANY, a Michigan corporation, on behalf of the corporation.

/s/ Lindsey White
Lindsey White, Notary Public
(SEAL)	State of Michigan, County of Ingham
My Commission Expires: February 25, 2027
Acting in the County of Jackson

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THE BANK OF NEW YORK MELLON, AS TRUSTEE

By:	/s/ Peggy Guel
Peggy Guel
As Agent

STATE OF TEXAS	)
ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 31st day of July 2026, by Peggy Guel, an agent of THE BANK OF NEW YORK MELLON, as Trustee, a New York banking corporation, on behalf of the bank.

/s/ Colin Latimer
Colin H. Latimer
Notary Public State of Texas
Commission Expires 7/30/2028
Notary ID 135016122

(SEAL)

Prepared by: Melissa M. Gleespen One Energy Plaza, EP12-246 Jackson, MI 49201	When recorded, return to: Consumers Energy Company Attn: Lindsey White One Energy Plaza Jackson, MI 49201

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